                                                                  EXHIBIT 10.12

                 AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

                            Dated as of May 14, 2003

         This AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT, dated as of May 14, 2003 (this "Amendment"), amends that certain Revolving Credit Agreement, dated as of December 22, 1997 (as amended and in effect from time to time, the "Credit Agreement"), by and among PERKINS FAMILY RESTAURANTS, L.P., a Delaware limited partnership ("Perkins"), THE RESTAURANT COMPANY, a Delaware corporation ("TRC"), PERKINS RESTAURANTS, INC., a Minnesota corporation ("PRI"), and PERKINS MANAGEMENT COMPANY, INC., a Delaware corporation ("PMC"), and PERKINS FINANCE CORP., a Delaware corporation (together with TRC, PRI and PMC, the "Original Guarantors"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association and the other lending institutions listed on
Schedule 1 thereto (the "Banks"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent and administrative agent for the Banks (the "Agent"), and BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.), as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement.

         WHEREAS, pursuant to the Joinder and Amendment No. 2, dated as of December 20, 1999, by and among Perkins, the Original Guarantors, the Banks, the Agent and the Syndication Agent, TRC joined the Credit Agreement and the Loan Documents and agreed to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents applicable to it as a Borrower;

         WHEREAS, as of the Merger Date, Perkins, PRI and PMC merged with and into TRC such that TRC became the sole Borrower under the Credit Agreement (TRC is hereinafter referred to as the "Borrower");

         WHEREAS, pursuant to a Guaranty, dated as of December 20, 1999, by The Restaurant Holding Corporation ("TRHC") in favor of the Agent and the Banks, TRHC has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;

         WHEREAS, pursuant to a Guaranty, dated as of September 30, 2000, by The Restaurant Company of Minnesota ("TRCM") in favor of the Agent and the Banks, TRCM has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;

         WHEREAS, pursuant to a Guaranty, dated as of September 30, 2000, by TRC Realty LLC in favor of the Agent and the Banks, TRC Realty LLC has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;

         WHEREAS, the Borrower has requested, among other things, that the Banks and the Agent agree to waive any Event of Default resulting from the Borrower's failure to comply with the covenant set forth in ss.11.4 of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) for the fiscal quarter ended April 20, 2003;

         WHEREAS, the Banks and the Agent are willing, subject to the terms and conditions set forth herein, to, among other things, waive any Event of Default resulting from the Borrower's failure to comply with the covenant set forth in ss.11.4 of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) for the fiscal quarter ended April 20, 2003; and

         WHEREAS, the parties have agreed to amend the Credit Agreement as provided herein;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SS.1.    AMENDMENTS TO CREDIT AGREEMENT.

         SS.1.1. DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" set forth in ss.1.1 of the Credit Agreement is hereby amended by deleting the table set forth in such definition and substituting in lieu thereof the following table:

                  -----------------------------------------------------------------------------------------------
                                                                 Base Rate            Eurodollar Rate Loans
                        Level             Leverage Ratio           Loans              and Letters of Credit
                  -----------------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------------
                          I                  <2.75:1               0.50%                      2.50%
                  -----------------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------------
                          II               >2.75:1 and             1.00%                      3.00%
                                           -
                                             <3.50:1
                  -----------------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------------
                         III               >3.50:1 and             1.50%                      3.50%
                                           -
                                             <3.75:1
                  -----------------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------------
                          IV                 >3.75:1               1.75%                      3.75%
                                             -
                  -----------------------------------------------------------------------------------------------

         (b) The definition of "Consolidated EBITDA" set forth in ss.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA. For any period, the sum of (a) the Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus (b) income of a non-wholly-owned Subsidiary of the Borrower which is properly attributable to minority interest and which has been deducted in the calculation of Consolidated Net Income but which has not been distributed by such Subsidiary, plus (c) Consolidated Total Interest Expense for such period, plus (d) to the extent deducted in the calculation of Consolidated Net Income, income tax expense for such period, plus (e) to the extent deducted in the calculation of Consolidated Net Income, depreciation and amortization for such period, plus (f) to the extent deducted in the calculation of Consolidated Net Income and without duplication, other non-cash charges of the Borrower and its Subsidiaries for such period, plus (g) to the extent deducted in the calculation of Consolidated Net Income and without duplication, nonrecurring noncapitalized transaction expenses relating to the Repurchase and the transactions contemplated hereby, plus (h) without duplication, to the extent deducted in the calculation of Consolidated Net Income for such period, and only to the extent such interest is not paid or payable in cash during such period, interest on the Discount Notes for such period, plus (i) without duplication, to the extent deducted in the calculation of Consolidated Net Income for such period, for purposes of calculating the financial covenants set forth in ss.11 hereof, up to (but not exceeding) one million dollars ($1,000,000) in the aggregate of the Borrower's termination costs in connection with the Borrower's termination of the airplane lease, dated November 9, 1999, between TRC Realty LLC and General Electric Capital Corporation."

         (c) The definition of "Revolving Credit Commitment" set forth in ss.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Credit Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to the Borrower, as the same may be increased pursuant to ss.21.10 or reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero."

         (d) The following new definitions are added in alphabetical order:

         "Acceding Lender. See ss.21.10."

         "Instrument of Accession. See ss.21.10."

         SS.1.2. COMMITMENT FEE. The Credit Agreement is hereby further amended by deleting ss.2.2 in its entirety and substituting in lieu thereof the following new ss.2.2:

                  "2.2.    COMMITMENT FEE. The Borrower agrees to pay to the
         Agent for the accounts of the Banks in accordance with their respective Revolving Credit Commitment Percentages a commitment fee at an annual rate equal to (a) if the Applicable Margin corresponds to Level I or II in the table set forth in the definition of "Applicable Margin", one-half of one percent (0.50%), (b) if the Applicable Margin corresponds to Level III in the table set forth in the definition of "Applicable Margin", three-quarters of one percent (0.75%) and (c) if the Applicable Margin corresponds to Level IV in the table set forth in the definition of "Applicable Margin", one and one-quarter of one percent (1.25%), in each case on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Revolving Credit Commitment exceeds the sum of (i) the Outstanding amount of Revolving Credit Loans, plus (ii) the Maximum Drawing Amount, plus (iii) all Unpaid Reimbursement Obligations during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter then ending, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate."

         SS.1.3. LEVERAGE RATIO. The Credit Agreement is hereby further amended by deleting the table set forth in ss.11.1 thereof and substituting in lieu thereof the following table:

                   -------------------------------------------------------------------------------------------
                                      Period                                         Ratio
                   -------------------------------------------------------------------------------------------

                   -------------------------------------------------------------------------------------------
                                12/31/99 - 10/7/01                                  3.75:1
                   -------------------------------------------------------------------------------------------
                                10/8/01 -- 4/21/02                                  4.50:1
                   -------------------------------------------------------------------------------------------
                                 4/22/02 - 7/14/02                                  4.40:1
                   -------------------------------------------------------------------------------------------
                                7/15/02 -- 10/6/02                                  4.30:1
                   -------------------------------------------------------------------------------------------
                                10/7/02 -- 12/29/02                                 4.20:1
                   -------------------------------------------------------------------------------------------
                                12/30/02 - 12/28/03                                 4.00:1
                   -------------------------------------------------------------------------------------------
                                12/29/03 -- 4/18/04                                 3.50:1
                   -------------------------------------------------------------------------------------------
                              4/19/04 and thereafter                                3.25:1
                   -------------------------------------------------------------------------------------------

         SS.1.4. INTEREST COVERAGE RATIO. The Credit Agreement is hereby further amended by deleting the table set forth in ss.11.4 thereof and substituting in lieu thereof the following table:

                   -------------------------------------------------------------------------------------------
                                      Period                                         Ratio
                   -------------------------------------------------------------------------------------------

                   -------------------------------------------------------------------------------------------
                                12/31/99 - 12/30/01                                 2.50:1
                   -------------------------------------------------------------------------------------------
                                12/31/01 - 12/29/02                                 2.25:1
                   -------------------------------------------------------------------------------------------
                                12/30/02 - 12/28/03                                 2.25:1
                   -------------------------------------------------------------------------------------------
                              12/29/03 and thereafter                               2.75:1
                   -------------------------------------------------------------------------------------------

         SS.1.5. CAPITAL EXPENDITURES. The Credit Agreement is hereby further amended by deleting ss.11.5 thereof and substituting in lieu thereof the following new ss.11.5:

                  "11.5.   CAPITAL EXPENDITURES. The Borrower will not make,
         and will not permit any of its Subsidiaries to make, Capital Expenditures during any fiscal year that exceed, in the aggregate, an amount equal to the lesser of (a) Consolidated EBITDA for such fiscal year minus Consolidated Total Interest Expense for such fiscal year and (b) (i) for the fiscal year ending December 29, 2002, $16,000,000,
         (ii) for the fiscal year ending December 28, 2003, $13,000,000, and
         (iii) for the fiscal year ending December 26, 2004, $18,000,000. Notwithstanding the foregoing and subject to the proviso set forth at the end of this sentence, for purposes of determining compliance with this ss.11.5 for any fiscal year, "Capital Expenditures" shall not include Capital Expenditures made during such fiscal year with the proceeds of any asset sale within one hundred eighty (180) days from the date of such asset sale; provided that the aggregate amount of Capital Expenditures so excluded shall not exceed (A) $10,000,000 for the period from the Closing Date to the Revolving Credit Loan Maturity Date and (B) $3,000,000 in any fiscal year."

         SS.1.6. ACCEDING LENDERS. The Credit Agreement is hereby further amended by adding the following new ss.21.10 in the correct numerical sequence thereof and by adding Exhibit E thereto in the form of Exhibit A hereto:

                  "21.10. ACCEDING LENDERS. Except as otherwise provided herein and only if the Leverage Ratio for each of the previous two consecutive fiscal quarters is less than 3.00:1, one or more commercial banks, other financial institutions or other Persons approved by the Agent (each such commercial bank, other financial institution or other Person, an "Acceding Lender") may, at the request of the Borrower and with the consent of the Agent, become a party to this Credit Agreement by entering into an Instrument of Accession in substantially the form of Exhibit E hereto (an "Instrument of Accession") with the Borrower, the Guarantors and the Agent and assuming thereunder Revolving Credit Commitment(s) in an amount to be agreed upon by the Borrower, the Guarantors, such Acceding Lender and the Agent, to make Revolving Credit Loans and participate in the risk relating to Letters of Credit, as the case may be, pursuant to the terms hereof, and the Total Revolving Credit Commitment shall thereupon be increased by the amount of such Acceding Lender's Revolving Credit Commitment; provided that:

                           (i) the Agent shall have given its prior written
                  consent to such accession in its capacity as Agent, such consent not to be unreasonably withheld; and

                           (ii) in no event shall the Total Revolving Credit
                  Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $35,000,000 minus any previously effected reduction of the Total Revolving Credit Commitment pursuant to ss.2.3 made after May 14, 2003. On the effective date specified in any Instrument of Accession, Schedule 1 hereto shall be deemed to be amended to reflect (A) the name, address, Revolving Credit Commitment, and Revolving Credit Commitment Percentage of such Acceding Lender, (B) the Total Revolving Credit Commitment as increased by such Acceding Lender's Revolving Credit Commitments, and (C) the changes to the other Bank's respective Revolving Credit Commitment Percentage and any changes to the other Bank's respective Revolving Credit Commitments (in the event such Bank is also the Acceding Lender) resulting from such assumption and such increased Total Revolving Credit Commitment."

         SS.1.7. SCHEDULE 1. At the Borrower's request in order to reduce the Total Revolving Credit Commitment as provided in such amended Schedule 1, the Credit Agreement is hereby further amended by deleting Schedule 1 attached thereto and substituting in lieu thereof the Schedule 1 attached hereto.

         SS.2.    CONFIRMATORY WAIVER. (a) Subject to the satisfaction of the conditions set forth in ss.5, the Agent and the Banks confirm that they will have waived, by the consequent amendment to ss.11.4 of the Credit Agreement as contemplated hereby, any Event of Default resulting from the Borrower's failure to comply with the covenant set forth in ss.11.4 of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) for the fiscal quarter ended April 20, 2003.

         (b) The waiver referred to in ss.2(a) shall not extend to (i) any failure of the Borrower to comply with ss.11.4 of the Credit Agreement after giving effect to this Amendment and (ii) any other Default or Event of Default or other departure or deviation from the terms and conditions of the Credit Agreement not expressly referred to in ss.2(a).

         SS.3.    REPRESENTATIONS AND WARRANTIES. The Borrower and each of the
Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, each as amended by this Amendment, (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower and the each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of any corporate charter or by-laws of, or any agreement or other instrument binding upon, the Borrower or any Guarantor.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms. Immediately prior to and immediately after and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

         SS.4.    AFFIRMATION OF BORROWER AND THE GUARANTORS.

         (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agent the Obligations due under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. The Borrower confirms and agrees that (i) the Obligations of the Borrower to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations to the Banks and the Agent under the Credit Agreement, as amended hereby. Each of the Guarantors hereby confirms and agrees that the Guaranty shall hereafter constitute a guaranty of the Obligations under the Credit Agreement as amended hereby.

         SS.5.    CONDITIONS TO EFFECTIVENESS. This Amendment shall be
effective as of the date hereof upon the satisfaction of each of the following conditions precedent:

         (a) The Agent shall have received an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Banks and the Agent; and

         (b) The Borrower shall have paid to the Agent, for the pro rata account of each Bank that executes and delivers a copy of this Amendment to the Agent on or prior to 5:00 p.m. (Eastern Standard Time) on May 14, 2003, a non-refundable amendment fee in an amount equal to thirty-seven and one-half hundredths of one percent (0.375%) on such Bank's Revolving Credit Commitment (after giving effect to this Amendment).

         SS.6.    MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment (i) shall be construed to imply a willingness on the part of the Banks or the Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents and
(ii) shall in any way prejudice, impair or effect any rights or remedies of the Banks and the Agent under the Credit Agreement or the other Loan Documents.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.


                                     THE RESTAURANT COMPANY



                                     By: /s/ Michael P. Donahoe
                                        --------------------------------------
                                         Name: MICHAEL P. DONAHOE
                                         Title: EXECUTIVE VICE PRESIDENT &
                                                CHIEF FINANCIAL OFFICER


                                     THE RESTAURANT HOLDING
                                      CORPORATION, as Guarantor



                                     By: /s/ Michael P. Donahoe
                                        --------------------------------------
                                         Name: MICHAEL P. DONAHOE
                                         Title: EXECUTIVE VICE PRESIDENT &
                                                CHIEF FINANCIAL OFFICER


                                     PERKINS FINANCE CORP., as Guarantor



                                     By: /s/ Michael P. Donahoe
                                        --------------------------------------
                                         Name: MICHAEL P. DONAHOE
                                         Title: VICE PRESIDENT & TREASURER


                                     THE RESTAURANT COMPANY OF
                                      MINNESOTA, as Guarantor



                                     By: /s/ Michael P. Donahoe
                                        --------------------------------------
                                         Name: MICHAEL P. DONAHOE
                                         Title: VICE PRESIDENT & TREASURER


                                     TRC REALTY LLC, as Guarantor



                                     By: /s/ Michael P. Donahoe
                                        --------------------------------------
                                         Name: MICHAEL P. DONAHOE
                                         Title: VICE PRESIDENT & TREASURER

                                     FLEET NATIONAL BANK (f/k/a BankBoston,
                                      N.A.), individually and as Agent



                                     By: /s/ Robert W. MacElhiney
                                        --------------------------------------
                                         Name: Robert W. MacElhiney
                                         Title: Director


                                     BANK OF AMERICA, N.A. (f/k/a
                                      Nationsbank, N.A.), individually and as
                                      Syndication Agent



                                     By: /s/ Chitt Swamidasan
                                        --------------------------------------
                                         Name: Chitt Swamidasan
                                         Title: Principal


                                     AMSOUTH BANK (f/k/a First American
                                      National Bank)



                                     By: /s/ Elizabeth H. Vaughn
                                        --------------------------------------
                                         Name: Elizabeth H. Vaughn
                                         Title: Vice President


                                     SUNTRUST BANK



                                     By: /s/ Emily Y. Weinstein
                                        --------------------------------------
                                         Name: Emily Y. Weinstein
                                         Title: Portfolio Manager

                                                                     SCHEDULE 1

----------------------------------------------- --------------------------------- -----------------------------
                                                                                        REVOLVING CREDIT
                                                       REVOLVING CREDIT                    COMMITMENT
                    BANK                                  COMMITMENT                       PERCENTAGE
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
FLEET NATIONAL BANK                                        $9,000,000                         36%
100 Federal Street
Boston, MA 02110
Tel:    617.434.7068
Fax:    617.434.0637
Attn: Robert W. MacElhiney
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
BANK OF AMERICA, N.A.                                      $8,500,000                         34%
100 North Tryon Street
Charlotte, NC 28255
Tel:    704.386.6642
Fax:    704.388.8268
Attn: Chitt Swamidasan, CFA
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
SUNTRUST BANK                                              $4,500,000                         18%
303 Peachtree, N.E.
Atlanta, GA  30308
Tel:    404.588.7715
Fax:    404.588.7189
Attn: Charles Johnson
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
AMSOUTH BANK                                               $3,000,000                         12%
6000 Poplar Avenue, Suite 300
Memphis, TN   38119
Tel:    901.762.5671
Fax:    901.762.5665
Attn: Elizabeth H. Vaughn
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL                                                     $25,000,000                         100%
---------------------------------------------------------------------------------------------------------------

           EXHIBIT A TO AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

                                                                      EXHIBIT E

                                    FORM OF
                            INSTRUMENT OF ACCESSION

                        Dated as of [________ __, 200_]

         Reference is hereby made to the Revolving Credit Agreement, dated as of December 22, 1997 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"), by and among PERKINS FAMILY RESTAURANTS, L.P., a Delaware limited partnership, THE RESTAURANT COMPANY, a Delaware corporation ("Borrower"), PERKINS RESTAURANTS, INC., a Minnesota corporation, and PERKINS MANAGEMENT COMPANY, INC., a Delaware corporation, and PERKINS FINANCE CORP., a Delaware corporation, FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association and the other lending institutions listed on Schedule 1 thereto (the "Banks"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent and administrative agent for the Banks (the "Agent"), and BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.), as Syndication Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         Pursuant to the terms of Section 21.10 of the Credit Agreement, the Borrower, the Guarantors, the Agent and [ ] (the "Acceding Lender") hereby agree as follows:

         1. Subject to the terms and conditions of this Accession Agreement, the Acceding Lender hereby agrees to assume, without recourse to the Banks or the Agent, on the Effective Date (as defined below), a Revolving Credit Commitment of [$____________], in accordance with the terms and conditions set forth in the Credit Agreement. Upon such assumption, the Total Revolving Credit Commitment shall be automatically increased by the amount of such assumption. The Acceding Lender hereby agrees to be bound by, and hereby requests the agreement of the Borrower, the Guarantors and the Agent that the Acceding Lender shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if the Acceding Lender had been one of the lending institutions originally executing the Credit Agreement as a Bank; provided that nothing herein shall be construed as making the Acceding Lender liable to the Borrower or the Banks in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date (as defined below) of this Accession Agreement.

         2. The Acceding Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Accession Agreement, (ii) the execution, delivery and performance of this Accession Agreement do not conflict with any provision of law or of the charter or by-laws of the Acceding Lender, or of any agreement binding on the

Acceding Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Accession Agreement, and to render the same the legal, valid and binding obligation of the Acceding Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to ss.ss.8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement; (c) agrees that it will, independently and without reliance upon the Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is eligible to become a party to this Accession Agreement under the terms and conditions of the Credit Agreement; (e) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and acknowledges that it has made arrangements with the Agent satisfactory to the Acceding Lender with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         3. The Acceding Lender hereby requests that the Borrower issue a new Revolving Credit Note payable to the order of the Acceding Lender in the principal amount of [$___________]. In the event the Acceding Lender is also a Bank party to the Credit Agreement immediately prior to the Effective Date (as defined below) of this Accession Agreement, that such Acceding Lender agrees to deliver to the Borrower, as soon as reasonably practicable after the Effective Date (as defined below), the prior Revolving Credit Note held by it prior to the issuance of the new Revolving Credit Note, marked "Cancelled".

         4. The effective date for this Accession Agreement shall be [________ __, 200_] (the "Effective Date"). Following the execution of this Accession Agreement by the Borrower, the Guarantors and the Acceding Lender, it will be delivered to the Agent for acceptance. Upon acceptance by the Agent,
Schedule 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the Schedule 1 annexed hereto. The Agent shall thereafter notify the other Banks of the revised Schedule 1 and the arrangements proposed to ensure that the outstanding amount of Loans made by each Bank will correspond to its respective Revolving Credit Commitment Percentage after giving affect to the accession contemplated hereby.

         5. Upon such acceptance, from and after the Effective Date, the Borrower shall make all payments in respect of the Acceding Lender's Revolving Credit Commitment (including payments of principal, interest, fees and other amounts) to the Agent for the account of the Acceding Lender.

         6. THIS ACCESSION AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

         7. This Accession Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Accession Agreement to be executed on its behalf by its officer thereunto duly authorized, to take effect as of the date first above written.


                                     THE RESTAURANT COMPANY, as
                                     Borrower



                                     By:
                                        ---------------------------------------
                                         Name
                                         Title:


                                     THE RESTAURANT HOLDING
                                      CORPORATION, as Guarantor



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:


                                     PERKINS FINANCE CORP., as Guarantor



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:


                                     THE RESTAURANT COMPANY OF
                                      MINNESOTA, as Guarantor



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:


                                     TRC REALTY LLC, as Guarantor



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:

                                     FLEET NATIONAL BANK (f/k/a
                                     BankBoston, N.A.), as Agent



                                     By:
                                        --------------------------------------
                                         Name
                                         Title:


                                     [INSERT NAME OF ACCEDING LENDER]



                                     By:
                                        --------------------------------------
                                         Name
                                         Title:

                     SCHEDULE 1 TO INSTRUMENT OF ACCESSION

                             BANKS AND COMMITMENTS